UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2013
GMX RESOURCES INC.
(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place
9400 North Broadway, Suite 600
Oklahoma City, Oklahoma 73114
(Address of principal executive offices and zip code)

(405) 600-0711
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported, on April 1, 2013, GMX Resources Inc. (the "Company") filed a voluntary petition (In re: GMX Resources Inc., Debtor, Case No. 13-11456) for reorganization under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the Bankruptcy Court for the Western District of Oklahoma (the “Bankruptcy Court”). Two of the Company’s subsidiaries, Diamond Blue Drilling Co. and Endeavor Pipeline Inc. (collectively with the Company, the “Debtors”), also filed related petitions with the Bankruptcy Court (Case Nos. 13-11457 and 13-11458, respectively). The Company’s petition and its subsidiaries’ petitions are referred to herein collectively as the “Bankruptcy Case.”

As previously reported, on April 3, 2013, the Bankruptcy Court approved an Interim Order authorizing the Company to enter into a Superpriority Debtor in Possession Credit and Guaranty Agreement, dated as of April 3, 2013 (the “DIP Credit Agreement”), among the Company, as Borrower, Diamond Blue Drilling Co. and Endeavor Pipeline Inc., as Guarantors, the lenders party thereto, as lenders, and Cantor Fitzgerald Securities, as DIP Agent. Pursuant to the terms of the DIP Credit Agreement, the Lenders agreed, to lend up to $50,000,000 in term loans. The Bankruptcy Court entered a final order approving the DIP Credit Agreement on May 6, 2013.

On December 11, 2013, the Debtors, certain lenders party thereto, and Cantor Fitzgerald Securities, as DIP Agent, entered into Amendment No. 2 to the DIP Credit Agreement (“DIP Amendment No. 2”). This DIP Amendment No. 2 modifies certain covenants in the DIP Credit Agreement to allow for the formation of certain subsidiaries as contemplated by the Debtors’ proposed plan of reorganization, and to allow such subsidiaries to meet or satisfy any qualification or bonding requirements under applicable law or regulation (not to exceed $750,000 in the aggregate). In addition, DIP Amendment No. 2 extends the Maturity Date (as defined in the DIP Credit Agreement) to February 17, 2014. DIP Amendment No. 2 is filed as Exhibit 10.2 hereto.

On September 30, 2013, the Debtors, the lenders party thereto, and Cantor Fitzgerald Securities, as DIP Agent, entered into Amendment No. 1 to the DIP Credit Agreement (“DIP Amendment No. 1” and together with DIP Amendment No. 2, the “DIP Amendments”). DIP Amendment No. 1 contains certain immaterial modifications to the DIP Credit Agreement, and therefore was not previously filed. DIP Amendment No. 1 is filed as Exhibit 10.1 hereto.

The description of the DIP Amendments in this Item 1.01 does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the DIP Amendments, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description
10.1
Amendment No. 1 to Superpriority Debtor in Possession Credit and Guaranty Agreement, dated as of September 30, 2013, among GMX Resources Inc., as Borrower, Diamond Blue Drilling Co. and Endeavor Pipeline Inc., as Guarantors, the lenders party thereto, as lenders and Cantor Fitzgerald Securities, as DIP Agent.

10.2
Amendment No. 2 to Superpriority Debtor in Possession Credit and Guaranty Agreement, dated as of December 11, 2013, among GMX Resources Inc., as Borrower, Diamond Blue Drilling Co. and Endeavor Pipeline Inc., as Guarantors, the lenders party thereto, as lenders and Cantor Fitzgerald Securities, as DIP Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: December 17, 2013	By: Name: Title:	/s/ James A. Merrill James A. Merrill Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Amendment No. 1 to Superpriority Debtor in Possession Credit and Guaranty Agreement, dated as of September 30, 2013, among GMX Resources Inc., as Borrower, Diamond Blue Drilling Co. and Endeavor Pipeline Inc., as Guarantors, the lenders party thereto, as lenders and Cantor Fitzgerald Securities, as DIP Agent.

10.2
Amendment No. 2 to Superpriority Debtor in Possession Credit and Guaranty Agreement, dated as of December 11, 2013, among GMX Resources Inc., as Borrower, Diamond Blue Drilling Co. and Endeavor Pipeline Inc., as Guarantors, the lenders party thereto, as lenders and Cantor Fitzgerald Securities, as DIP Agent.